Intangible assets and goodwill	12 Months Ended
Oct. 31, 2024
Disclosure of detailed information about intangible assets [abstract]
Intangible assets and goodwill
8. Intangible assets and goodwill

	Software	Licenses	Brand name	Goodwill	Total
Cost	$	$	$	$	$
Opening balance, November 1, 2022	10,659	44,782	32,573	83,419	171,433
Additions	273	-	22	-	295
Additions from business combinations	-	1,487	-	3,416	4,903
Impairment loss	-	-	(23,257)	(10,292)	(33,549)
Foreign currency translation	378	-	(390)	(340)	(352)
Balance, October 31, 2023	11,310	46,269	8,948	76,203	142,730
Addition/(disposal)(i)	603	(125)	1,000	(96)	1,382
Addition from business combinations	-	4	-	499	503
Impairment loss net of recovery	-	-	(1,497)	(3,467)	(4,964)
Foreign currency translation	73	-	134	234	441
Balance, October 31, 2024	11,986	46,148	8,585	73,373	140,092

Accumulated depreciation
Opening balance, November 1, 2022	4,082	21,861	-	-	25,943
Amortization	2,131	11,093	-	-	13,224
Foreign currency translation	78	-	-	-	78
Balance, October 31, 2023	6,291	32,954	-	-	39,245
Amortization	2,168	5,705	142	-	8,015
Foreign currency translation	16	-	-	-	16
Balance, October 31, 2024	8,475	38,659	142	-	47,276

Balance, October 31, 2023	5,019	13,315	8,948	76,203	103,485
Balance, October 31, 2024	3,511	7,489	8,443	73,373	92,816
(i)During the period ended October 31, 2024, the Company purchased the Queen of Bud brand for consideration of $100 in cash and $900 in common shares.
Goodwill
The carrying values of goodwill are tested for impairment annually. During the year the Company completed its annual impairment tests as of August 1, 2024, which was previously tested as of August 1, 2023, and has included a summary of key inputs below for each cash generating units (“CGU”) to which goodwill has been allocated. Management performs a review of impairment indicators as of October 31, 2024, to determine if additional testing is required, no such indicators were present at year end.
For all impairment tests performed for the year ended October 31, 2024, the Company completed the testing using the FVLCD. The fair value calculation requires level 3 inputs such as forecasted future cashflows of the Company’s CGU over a period of five years, growth rate percentages and terminal growth rates.
The Company completed impairment testing over the group of CGUs to which goodwill had been allocated. Goodwill arising from business combinations is allocated either to the bricks and mortar retail locations CGUs or to e-commerce retail subsidiaries CGUs, as each group of CGUs benefit from synergies created through these business combinations based on whether they are retail locations or e-commerce platforms.
Included in the CGU group for bricks and mortar are all retail locations including the Cantopia (Millcreek) acquisition. Total goodwill allocated to this group of CGUs for the year ended October 31, 2024 is $58,641 (October 31, 2023: $58,298)
Included in the CGU group for e-commerce are all of the e-commerce subsidiaries. With the reduction caused by the impairment, the goodwill remaining that is allocated to this group of CGUs for the year ended October 31, 2024 is $14,732 (October 31, 2023 $17,905).
Bricks & mortar retail
The recoverable amount of the group of CGUs included in bricks and mortar retail, was determined based on a FVLCD model. The model was built using 5-year cash flows projections expected to be generated based on historical performance, financial forecasts, and growth expectations. For the first year, revenues were forecasted based on actual operating results as well as industry and market trends. Revenue for years after the first year are forecasted at a growth rate of 2%; Cash flows beyond 5 years used a terminal growth rate of 2%; and Cash flows were discounted at an after-tax discount rate of 14% based on a market participant weighted average cost of capital. If the discount rate was to increase by 1% to 15%, the recoverable amount would decrease by $15,428. If forecasted revenue growth rate was decreased by 1% to 1%, the recoverable amount would decrease by $5,304.
As a result of the impairment test performed, the recoverable amount was determined to be higher than the carrying value of the group of CGUs, which did not result in an impairment (2023 - $nil).
E-commerce retail
The recoverable amount of the e-commerce aggregate group of CGUs was determined based on a FVLCD model. The recoverable amount of the e-commerce aggregated group of CGU’s was determined using 5-year cash flows projections expected to be generated based on historical performance, financial forecasts, and growth expectations. For the first year, revenues were forecasted based on actual operating results as well as industry and market trends. Revenue for the years after the first year are forecasted at a growth rate of 2% for the initial 2 years and then 5% for 3 years. Cash flows beyond 5 years used a terminal growth rate of 2%; and Cash flows were discounted at an after-tax discount rate of 15% based on a market participant weighted average cost of capital. If the discount rate was to increase by 2% to 17%, the recoverable amount would decrease by $3,499. If forecasted revenue was decreased by 2% for 2 years to 0% and 5% for 3 years to 0%, the recoverable amount would decrease by $5,320.
As a result of the impairment test performed, the recoverable amount was determined to be less than the carrying value of the group of CGUs, which resulted in an impairment of $3,467 (2023 - $10,292). The most sensitive inputs to the fair value model are the revenue growth rate and discount rate.
Indefinite life intangible assets
The Company performed impairment testing over indefinite life intangible assets, assets which consists of brand intangibles for it’s e-commerce entities. The recoverable amount was determined based on a revenue royalty rate model. Revenues and discount rate used in the models were based on the same assumptions noted above for the e-commerce retail CGU by entity.

	Impairment loss (recovery)
Brands	2024	2023
	$	$
Blessed CBD	215	2,772
Daily High Club	1,941	33
DankStop	39	769
FABCBD	—	7,257
GC	682	749
Nuleaf (i)	(2,000)	8,796
Smoke Cartel	620	2,881
Total	1,497	23,257
(i)During the completion of the impairment tests performed on August 1, 2024, the Company noted that due to changes in the operations of NuLeaf Naturals indicators of recovery of impairment recognized on the brand intangible was observed. Using a revenue royalty rate model, the Company concluded that a recovery of $2,000 of previously recognized impairment existed. The recovery has been included net of impairment losses in the consolidated statement of loss and comprehensive loss.
Finite life intangible assets
For the year ended October 31, 2024, the Company performed indicator assessments over CGUs with property and equipment, right-of-use assets, and finite intangible assets, which was all retail locations CGUs.
The Company did not identify any indicator of potential impairment for retail location CGUs.